UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06400

The Advisors’ Inner Circle Fund

(Exact name of registrant as specified in charter)

101 Federal Street

Boston, MA 02110

(Address of principal executive offices) (Zip code)

SEI Corporation

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-446-3863

Date of fiscal year end: December 31, 2012

Date of reporting period: June 30, 2012

Item 1. Reports to Stockholders.

The Advisors’ Inner Circle Fund

Hamlin High Dividend Equity Fund

Semi-Annual Report	June 30, 2012

THE ADVISORS’ INNER CIRCLE FUND	HAMLIN HIGH DIVIDEND
EQUITY FUND
JUNE 30, 2012

The Fund files its complete schedule of investments of Fund holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q within sixty days after period end. The Fund’s Form N-Q are available on the SEC’s website at http://www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to fund securities, as well as information relating to how a Fund voted proxies relating to fund securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-855-HHD-FUND; and (ii) on the SEC’s website at http://www.sec.gov.

THE ADVISORS’ INNER CIRCLE FUND	HAMLIN HIGH DIVIDEND
EQUITY FUND
JUNE 30, 2012

Dear Shareholders:

Performance and Portfolio Changes

The Hamlin High Dividend Equity Fund (the “Fund”) decreased in value over the last three months as investors confronted a deepening European debt crisis, renewed recession in France and Spain, a sharp slow-down in Chinese growth, and a marked deterioration in the U.S. economic data. Disappointing earnings releases and concerns over the looming “fiscal cliff” (tax hikes and government spending cuts in the U.S. scheduled for January), have further dampened investor confidence. For the period ended June 30, 2012, our income-producing Fund performed relatively well, returning -1.78% on a cumulative basis (Institutional Class shares) during the S&P 500’s well-justified -2.75% correction.

While we are pleased with the Fund’s out performance relative to the benchmark in our first quarter, please remember that we are not managing the Fund to track or beat the S&P 500. We don’t select securities to align with any index’s sector weightings or holdings. We aim to construct a quality portfolio with high current income. Our goal is to preserve our shareholders’ lifestyle and wealth, while protecting against inflation with future dividend increases and long-term capital appreciation.

Our exposure to the consumer staples, health care and telecom sectors helped our performance for the quarter. Our energy, materials, and financial holdings, on balance, detracted from performance. Top performing equities in the Fund were AT&T, Penn Virginia Resource Partners, Kimberly-Clark, Cincinnati Financial, and Merck. Baytex Energy, Nucor, Freeport-McMoRan Copper & Gold, and FNB were our weakest performers. We are excited about four new purchases: CA, People’s United Financial, Eaton, and Seagate Technology. On average, as of July 11, 2012, these new investments yield 4.34% and trade at 9.4x fiscal 2012 estimates. Meanwhile the S&P 500 Index trades at approximately 13x 2012 and yields only 2%. All four display clean balance sheets, high return profiles and strong dividend coverage ratios. We sold Chevron Corporation and Valley National Bank.

Outlook

We expect continued market volatility through the summer months as we digest erratic macroeconomic data and earnings news flow. Europe continues to make strides addressing its banking crisis; groundwork has been laid for a banking union, perhaps a precursor for broader fiscal integration. However, Europeans need economic growth to begin digging their way out of the debt mountain. This does not appear to be around the corner. Meanwhile, the economic numbers out of China (the main driver of global GDP growth) have substantially weakened, partly due to

THE ADVISORS’ INNER CIRCLE FUND	HAMLIN HIGH DIVIDEND
EQUITY FUND
JUNE 30, 2012

their sick European export partners. More recently the U.S. data has begun to deteriorate. The unemployment rate is still high and even ticked higher last month, the Purchasing managers’ Indices are declining, industrial production and retail sales have been weaker, and consumer confidence is on its back. In the next few weeks corporate America will begin the quarterly earnings onslaught. Early indications have us less than enthused. We’ve heard from a number of major companies over the last few weeks. Dell, Siemens, Bed Bath and Beyond, Proctor and Gamble, to name a few, have significantly lowered expectations. We are lowering ours. A stock market adjustment to lower than expected 2012 earnings may make sense. Overhanging all of this is the pending tax increase expected to hit all Americans on January 1, as the extended Bush tax cuts roll off.

Given those negatives, why haven’t we raised more cash? We are in an ultra-low interest rate environment with an accommodative Federal Reserve policy providing constant fuel. Inflation is in check, which may give the Federal Reserve the cover they need to embark on another round of quantitative easing, should the outlook weaken further. Valuations are reasonable from a historical perspective. The market is trading near 13x 2012 earnings vs. its longer-term average of 16x. We think this provides some margin of safety should weaker earnings become a reality. In addition to valuation, American wallets may get a boost this summer from cheaper prices at the gas pump as oil prices have fallen nearly 20%. A stabilizing housing market and November election results may also sow the seeds for improved confidence and better consumer spending. Lastly, as dividend focused investors, we can’t help but take notice of the extremely strong dividend growth occurring in the market. Dividend initiations/increases by Apple, IBM, McDonald’s, DuPont, Exxon, and Chevron are putting billions of dollars back into the hands of consumers, as these great companies allow us all to share in the spoils of capitalism. This positive trend should continue as more companies appear ready to adopt or enhance a generous dividend policy. 399 of the 500 companies in the S&P 500 are now paying dividends relative to only 351 in 2001. Dividends are returning as a preferred method of cash return! We believe the S&P 500 could exceed its prior 2008 peak in dividends per share this year. This should support current valuations at the very least. The S&P 500 paid $26.70/share in dividends in 2011 and analysts forecast an increase of 14% to $30.50 for 2012. We think this guess may be conservative. If the S&P 500 were to maintain its 20-year average 2%-ish yield relative to that $30.50 dividend level, the index could theoretically rise to 1525 over the next year.

As we confront renewed stock market volatility, we hope that you find some comfort knowing that your Hamlin stocks pay a compensatory and growing cash return. Our holdings are managed by executives who demonstrate a commitment to increase future dividend payouts. We are investing in businesses with high dividend

THE ADVISORS’ INNER CIRCLE FUND	HAMLIN HIGH DIVIDEND
EQUITY FUND
JUNE 30, 2012

yields, low debt, above-average returns on equity, and ample free cash flow-to-dividend coverage ratios. We believe that the combination of quality focus, high current yield and prospects for future dividend growth should enable the portfolio to fare relatively well during weak stock markets, while providing attractive long-term total returns for our shareholders.

Yours truly,

Hamlin Capital Management, LLC

This material represents the manager’s assessment of the Fund and market environment at a specific point in time and should not be relied upon by the reader as research or investment advice.

Definition of the Comparative Index

The Standard & Poor’s 500® Index (S&P 500) is an unmanaged index containing common stocks of 500 industrial, transportation, utility and financial companies, regarded as generally representative of the U.S. stock market.

THE ADVISORS’ INNER CIRCLE FUND	HAMLIN HIGH DIVIDEND
EQUITY FUND
JUNE 30, 2012 (unaudited)

SECTOR WEIGHTINGS†

†	Percentages based on total investments.

SCHEDULE OF INVESTMENTS COMMON STOCK — 94.7%
	Shares	Value
CONSUMER DISCRETIONARY — 14.7%
Cinemark Holdings	15,005	$342,864
Hasbro	10,375	351,401
Leggett & Platt	16,575	350,230
Meredith	10,575	337,765
National CineMedia	23,210	352,096

		1,734,356

CONSUMER STAPLES — 11.4%
ConAgra Foods	13,230	343,054
HJ Heinz	8,440	458,967
Kimberly-Clark	2,460	206,074
Unilever	10,200	344,046

		1,352,141

ENERGY — 14.5%
Alliance Resource Partners	5,005	280,881
Baytex Energy	4,090	172,230
Canadian Oil Sands	18,165	351,687
ConocoPhillips	6,120	341,986
Enbridge Energy Partners	11,125	342,316
Penn Virginia Resource Partners	9,105	223,072

		1,712,172

FINANCIALS — 17.4%
Arthur J Gallagher	6,410	224,799
Cincinnati Financial	5,925	225,565
FNB	31,345	340,720
Hospitality Properties Trust	14,070	348,514

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	HAMLIN HIGH DIVIDEND
EQUITY FUND
JUNE 30, 2012 (unaudited)

COMMON STOCK — continued

	Shares	Value
FINANCIALS — continued
People’s United Financial	19,820	$230,110
Plum Creek Timber REIT	8,650	343,405
Rayonier	7,640	343,036

		2,056,149

HEALTH CARE — 8.0%
Abbott Laboratories	3,275	211,139
GlaxoSmithKline ADR	7,330	334,028
Merck	9,705	405,184

		950,351

INDUSTRIALS — 4.9%
Eaton	6,010	238,176
Lockheed Martin	3,910	340,483

		578,659

INFORMATION TECHNOLOGY — 7.7%
CA	12,650	342,689
Intel	12,725	339,121
Seagate Technology	9,115	225,414

		907,224

MATERIALS — 14.4%
EI du Pont de Nemours	6,720	339,831
Freeport-McMoRan Copper & Gold	10,380	353,647
Nucor	10,725	406,477
RPM International	7,705	209,576
Sonoco Products	12,940	390,141

		1,699,672

TELECOMMUNICATION SERVICES — 1.7%
AT&T	5,695	203,084

TOTAL COMMON STOCK (Cost $10,760,038)		11,193,808

SHORT-TERM INVESTMENT — 5.0%
SEI Daily Income Trust, Government Money Market Fund, Cl A, 0.020% (A) (Cost $591,890)	591,890	591,890

TOTAL INVESTMENTS — 99.7% (Cost $11,351,928)		$11,785,698

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	HAMLIN HIGH DIVIDEND
EQUITY FUND
JUNE 30, 2012 (unaudited)

Percentages are based on Net Assets of $11,818,784.
(A)	The rate shown is the 7-day effective yield as of June 30, 2012.
ADR	American Depositary Receipt
Cl	Class
REIT	Real Estate Investment Trust

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	HAMLIN HIGH DIVIDEND
EQUITY FUND
JUNE 30, 2012

STATEMENT OF ASSETS AND LIABILITIES (unaudited)

Assets:
Investments, at Value (Cost $11,351,928)	$11,785,698
Receivable for Capital Shares Sold	879,600
Deferred Offering Costs (See Note 2)	51,924
Receivable due from Adviser	34,000
Dividend and Interest Receivable	19,751

Total Assets	12,770,973

Liabilities:
Payable for Investment Securities Purchased	758,841
Payable for Capital Shares Redeemed	134,477
Income Distributions Payable	9,462
Payable due to Administrator	8,219
Payable due to Adviser	6,717
Chief Compliance Officer Fees Payable	2,444
Shareholder Servicing Fees Payable (Investor Class Shares)	484
Distribution Fees Payable (Investor Class Shares)	385
Payable due to Trustees	235
Other Accrued Expenses and Other Payables	30,925

Total Liabilities	952,189

Net Assets	$11,818,784

Net Assets Consist of:
Paid-in-Capital	$11,401,243
Distributions in Excess of Net Investment Income	(934)
Accumulated Net Realized Loss on Investments	(15,295)
Net Unrealized Appreciation on Investments	433,770

Net Assets	$11,818,784

Net Asset Value and Offering Price Per Share — Institutional Class Shares ($9,159,233 ÷ 622,923 shares)	$14 .70

Net Asset Value and Offering Price Per Share — Investor Class Shares ($2,659,551 ÷ 180,925 shares)	$14 .70

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	HAMLIN HIGH DIVIDEND
EQUITY FUND
FOR THE PERIOD ENDED JUNE 30, 2012*

STATEMENT OF OPERATIONS (unaudited)

Investment Income:
Dividends	$34,986
Less: Foreign Taxes Withheld	(256)

Total Investment Income	34,730

Expenses:
Administration Fees	25,205
Investment Advisory Fees	9,570
Trustees’ Fees	3,670
Chief Compliance Officer Fees	2,444
Shareholder Servicing Fees (Investor Class Shares)	484
Distribution Fees (Investor Class Shares)	475
Professional Fees	21,890
Transfer Agent Fees	19,862
Offering Costs	17,438
Printing Fees	5,333
Registration and Filing Fees	2,653
Custodian Fees	1,316
Other Expenses	2,499

Total Expenses	112,839
Less:
Waiver of Investment Advisory Fees	(9,570)
Reimbursement by Adviser	(93,175)

Net Expenses	10,094

Net Investment Income	24,636

Net Realized Loss on Investments	(15,295)
Net Change in Unrealized Appreciation on Investments	433,770

Net Realized and Unrealized Gain on Investments	418,475

Net Increase in Net Assets Resulting from Operations	$443,111

*	Commenced operations on March 30, 2012.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	HAMLIN HIGH DIVIDEND
EQUITY FUND

STATEMENT OF CHANGES IN NET ASSETS (unaudited)
Period Ended June 30, 2012*

Operations:
Net Investment Income	$24,636
Net Realized Loss on Investments	(15,295)
Net Change in Unrealized Appreciation on Investments	433,770

Net Increase in Net Assets Resulting From Operations	443,111

Dividends:
Dividends from Net Investment Income:
Institutional Class Shares	(20,531)
Investor Class Shares	(5,039)

Total Dividends	(25,570)

Capital Share Transactions:(1)
Institutional Class Shares:
Issued	8,994,406
Reinvestment of Distributions	11,089
Redeemed	(134,338)

Increase in Net Assets From Institutional Class Shares Transactions	8,871,157

Investor Class Shares:
Issued	2,525,554
Reinvestment of Distributions	5,019
Redeemed	(487)

Increase in Net Assets From Investor Class Shares Transactions	2,530,086

Net Increase in Net Assets From Share Transactions	11,401,243

Total Increase in Net Assets	11,818,784

Net Assets:
Beginning of Period	—

End of Period (including distributions in excess of net investment income of $934)	$11,818,784

*	Commenced operations on March 30, 2012.

(1)	For share transactions, see Note 6 in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	HAMLIN HIGH DIVIDEND
EQUITY FUND

FINANCIAL HIGHLIGHTS (unaudited)
Selected Per Share Data & Ratios For a Share Outstanding Throughout The Period

Period Ended June 30, 2012‡
Institutional Class Shares
Net Asset Value, Beginning of Period	$15.00

Income (Loss) from Investment Operations:
Net Investment Income*	0.10
Net Realized and Unrealized Loss	(0.37)#

Total from Investment Operations	(0.27)

Dividends and Distributions:
Net Investment Income	(0.03)

Total Dividends and Distributions	(0.03)

Net Asset Value, End of Period	$14.70

Total Return†	(1.78)%

Ratios and Supplemental Data
Net Assets, End of Period (Thousands)	$9,159
Ratio of Expenses to Average Net Assets	1.00%††
Ratio of Expenses to Average Net Assets (excluding waivers and reimbursements)	12.93%††
Ratio of Net Investment Income to Average Net Assets	2.86%††
Portfolio Turnover Rate^	13%

*	Per share calculations were performed using average shares for the period.

†	Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return would have been lower had the Adviser not waived its fee and reimbursed other expenses.

††	Annualized.

^	Portfolio turnover rate is for the period indicated and has not been annualized.

‡	Commenced operations on March 30, 2012.

#	The amount shown for a share outstanding throughout the period does not accord with the aggregate net realized and unrealized losses for that period because of the subscriptions and redemptions of Fund shares in relation to fluctuating market value of the investments of the Fund.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	HAMLIN HIGH DIVIDEND
EQUITY FUND

FINANCIAL HIGHLIGHTS (unaudited)
Selected Per Share Data & Ratios For a Share Outstanding Throughout The Period

Period Ended June 30, 2012‡
Investor Class Shares
Net Asset Value, Beginning of Period	$15.00

Income (Loss) from Investment Operations:
Net Investment Income*	0 .07
Net Realized and Unrealized Loss	(0.34)#

Total from Investment Operations	(0.27)

Dividends and Distributions:
Net Investment Income	(0.03)

Total Dividends and Distributions	(0.03)

Net Asset Value, End of Period	$14.70

Total Return†	(1.81)%

Ratios and Supplemental Data
Net Assets, End of Period (Thousands)	$2,660
Ratio of Expenses to Average Net Assets	1.48%††
Ratio of Expenses to Average Net Assets (excluding waivers and reimbursements)	10.10%††
Ratio of Net Investment Income to Average Net Assets	2.08%††
Portfolio Turnover Rate^	13%

*	Per share calculations were performed using average shares for the period.

†	Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return would have been lower had the Adviser not waived its fee and reimbursed other expenses.

††	Annualized.

^	Portfolio turnover rate is for the period indicated and has not been annualized.

‡	Commenced operations on March 30, 2012.

#	The amount shown for a share outstanding throughout the period does not accord with the aggregate net realized and unrealized losses for that period because of the subscriptions and redemptions of Fund shares in relation to fluctuating market value of the investments of the Fund.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	HAMLIN HIGH DIVIDEND
EQUITY FUND
JUNE 30, 2012

NOTES TO FINANCIAL STATEMENTS (Unaudited)

1.	Organization:

The Advisors’ Inner Circle Fund (the “Trust”) is organized as a Massachusetts business trust under an Amended and Restated Agreement and Declaration of Trust dated February 18, 1997. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with 41 funds. The financial statements herein are those of the Hamlin High Dividend Equity Fund (the “Fund”). The investment objective of the Fund is high current income and long-term capital gain. The Fund is diversified. The financial statements of the remaining funds of the Trust are presented separately. The assets of each fund are segregated, and a shareholder’s interest is limited to the fund in which shares are held.

2.	Significant Accounting Policies:

The following is a summary of the Significant Accounting Policies followed by the Fund.

Use of Estimates — The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the fair value of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and such differences could be material.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, or, if there is no such reported sale, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates.

Securities for which market prices are not “readily available” are valued in accordance with Fair Value Procedures established by the Fund’s Board of Trustees (the “Board”). The Fund’s Fair Value Procedures are implemented through a Fair Value Committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be

THE ADVISORS’ INNER CIRCLE FUND	HAMLIN HIGH DIVIDEND
EQUITY FUND
JUNE 30, 2012

valued using Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government imposed restrictions. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. As of June 30, 2012, there were no securities valued in accordance with the Fair Value Procedures.

In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Fund discloses fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

•	Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

•

Level 2 — Other significant observable inputs (includes quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, adjusted quoted prices on foreign equity securities that were adjusted in accordance with pricing procedures approved by the Board, etc.); and

•	Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

As of June 30, 2012, all of the Fund’s investments are Level 1. For details of the investment classification, reference the Schedule of Investments. For the

THE ADVISORS’ INNER CIRCLE FUND	HAMLIN HIGH DIVIDEND
EQUITY FUND
JUNE 30, 2012

period ended June 30, 2012, there were no transfers between Level 1 and Level 2 assets and liabilities. For the period ended June 30, 2012, there were no Level 3 securities.

During the period ended June 30, 2012, there have been no significant changes to the Fund’s fair valuation methodology.

Federal Income Taxes — It is the Fund’s intention to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986, as amended. Accordingly, no provisions for Federal income taxes have been made in the financial statements.

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Fund did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., all open tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the period ended June 30, 2012, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period the Fund did not incur any significant interest or penalties.

Security Transactions and Investment Income — Security transactions are accounted for on trade date. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis from settlement date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date.

Classes — Class specific expenses, such as distribution fees, are borne by that class of shares. Income, realized and unrealized gains/losses and non-class

THE ADVISORS’ INNER CIRCLE FUND	HAMLIN HIGH DIVIDEND
EQUITY FUND
JUNE 30, 2012

specific expenses are allocated to the respective class on the basis of relative net assets.

Expenses — Expenses that are directly related to the Fund are charged to the Fund. Other operating expenses of the Trust are prorated to the funds based on the number of funds and/or relative daily net assets.

Dividends and Distributions to Shareholders — The Fund distributes substantially all of its net investment income semi-annually. Net realized capital gains, if any, are distributed annually. All distributions are recorded on ex-dividend date.

Deferred Offering Costs — Offering costs, including costs of printing initial prospectus, legal and registration fees, are amortized over twelve months from inception of the Fund. As of June 30, 2012, the remaining amount to still to be amortized for the Fund was $51,924.

Redemption Fees — The Fund retains redemption fees of 2.00% on redemptions of capital shares held for less than 7 days. For the period ended June 30, 2012, there were no redemption fees retained by the Fund.

3.	Transactions with Affiliates:

Certain officers of the Trust are also officers of SEI Investments Global Funds Services (the “Administrator”), a wholly owned subsidiary of SEI Investments Company, and/or SEI Investments Distribution Co. (the “Distributor”). Such officers are paid no fees by the Trust, other than the Chief Compliance Officer (“CCO”) as described below, for serving as officers of the Trust.

The services provided by the CCO and his staff are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s Advisors and service providers as required by SEC regulations. The CCO’s services and fees have been approved by and are reviewed by the Board.

4.	Administration, Distribution, Shareholder Servicing, Custodian and Transfer Agent Agreements:

The Fund and the Administrator are parties to an Administration Agreement under which the Administrator provides management and administration services for an annual fee equal to the higher of $100,000 per fund, plus $15,000 per additional class over two classes or 0.12% of the first $500 million, 0.10% of the next $500 million, and 0.08% on assets in excess of $1 billion of the Fund’s average daily net assets.

THE ADVISORS’ INNER CIRCLE FUND	HAMLIN HIGH DIVIDEND
EQUITY FUND
JUNE 30, 2012

The Trust and Distributor are parties to a Distribution Agreement dated November 14, 1991, as amended and restated on November 14, 2005.

The Trust and Distributor are parties to a Distribution Plan dated August 8, 1994, amended and restated on August 14, 2000. The Fund has adopted the Distribution Plan (the “Plan”) for the Investor Shares. Under the Plan, the Distributor, or third parties that enter into agreements with the Distributor, may receive up to 0.25% of the Fund’s average daily net assets attributable to Investor Class Shares as compensation for distribution services. The Distributor will not receive any compensation for the distribution of Institutional Class Shares of the Fund. For the period ended June 30, 2012, the Fund’s Investor Class Shares incurred $475 or 0.24% of distribution fees.

The Fund has entered into shareholder servicing agreements with third-party service providers pursuant to which the service providers provide certain shareholder services to Fund shareholders (the “Service Plan”). Under the Service Plan, the Fund may pay service providers a fee at a rate of up to 0.25% annually of the average daily net assets attributable to Investor Class Shares, subject to the arrangement for provision of shareholder and administrative services. For the period ended June 30, 2012, the Fund’s Investor Class Shares incurred $484 or 0.24%, of shareholder servicing fees.

Union Bank, N.A. acts as custodian (the “Custodian”) for the Fund. The Custodian plays no role in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund.

DST Systems, Inc. serves as the transfer agent and dividend disbursing agent for the Fund under a transfer agency agreement with the Trust.

5.	Investment Advisory Agreement:

Under the terms of an investment advisory agreement, Hamlin Capital Management, LLC (the “Adviser”) provides investment advisory services to the Fund at a fee, which is calculated daily and paid monthly at an annual rate of 1.00% of the Fund’s average daily net assets. The Adviser has contractually agreed to reduce fees and reimburse expenses to the extent necessary to keep the Institutional Class Shares’ total annual operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) from exceeding 1.00% of the Fund’s Institutional Class Shares’ average daily net assets until March 29, 2013. The Adviser has contractually agreed to reduce fees and reimburse expenses to the extent necessary to keep the Investor Class Shares’ total annual operating expenses (excluding 12b-1 fees, shareholder servicing fees, interest, taxes, brokerage

THE ADVISORS’ INNER CIRCLE FUND	HAMLIN HIGH DIVIDEND
EQUITY FUND
JUNE 30, 2012

commissions, acquired fund fees and expenses, and extraordinary expenses) from exceeding 1.00% of the Fund’s Investor Class Shares’ average daily net assets until March 29, 2013. This Agreement may be terminated: (i) by the Board, for any reason at any time; or (ii) by the Adviser, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on March 29, 2013.

6.	Share Transactions:

Period Ended June 30, 2012*
Share Transactions:
Institutional Class Shares
Issued	631,511
Reinvestment of Distributions	754
Redeemed	(9,342)

Net Institutional Class Shares Capital Share Transactions	622,923

Investor Class Shares
Issued	180,617
Reinvestment of Distributions	341
Redeemed	(33)

Net Investor Class Shares Capital Share Transactions	180,925

Net Increase in Shares Outstanding From Share Transactions	803,848

*	Commenced operations on March 30, 2012.

7.	Investment Transactions:

For the period ended June 30, 2012, the Fund made purchases of $11,382,923 and sales of $606,985 in investment securities other than long-term U.S. Government and short-term securities. There were no purchases or sales of long term U.S. Government securities.

8.	Federal Tax Information:

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ sig-

THE ADVISORS’ INNER CIRCLE FUND	HAMLIN HIGH DIVIDEND
EQUITY FUND
JUNE 30, 2012

nificantly from distributions during such period. These book/tax differences may be temporary or permanent. To the extent these differences are permanent in nature, they are charged or credited to undistributed net investment income (loss), accumulated net realized gain (loss) or paid-in capital, as appropriate, in the period that the differences arise.

These reclassifications have no impact on net assets or net asset value per share.

The Federal tax cost and aggregate gross unrealized appreciation and depreciation for the investments held by the Fund at June 30, 2012, were as follows:

Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation
$11,351,928	$504,103	$(70,333)	$433,770

9.	Concentration of Risks:

The Fund’s emphasis on dividend-paying stocks involves the risk that such stocks may fall out of favor with investors and underperform the market. Also, a company may reduce or eliminate its dividend.

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be established; however, based on experience, the risk of loss from such claim is considered remote.

10.	Other:

At June 30, 2012, 45% of Institutional Class Shares total shares outstanding were held by two record shareholders and 89% of Investor Class Shares total shares outstanding were held by one record shareholder each owning 10% or greater of the aggregate total shares outstanding. These shareholders were comprised of omnibus accounts that were held on behalf of various individual shareholders.

11.	Subsequent Events:

The Fund has evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no additional adjustments were required to the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	HAMLIN HIGH DIVIDEND
EQUITY FUND
JUNE 30, 2012

DISCLOSURE OF FUND EXPENSES (Unaudited)

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for fund management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the mutual fund’s gross income and directly reduce your final investment return. These expenses are expressed as a percentage of the mutual fund’s average net assets; this percentage is known as the mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table on the next page illustrates your Fund’s costs in two ways:

•

Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your ending starting account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

•

Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expense Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

NOTE: Because the return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

THE ADVISORS’ INNER CIRCLE FUND	HAMLIN HIGH DIVIDEND
EQUITY FUND
JUNE 30, 2012

	Beginning Account Value 03/30/12	Ending Account Value 06/30/12	Annualized Expense Ratios	Expenses Paid During Period
Hamlin High Dividend Equity Fund
Actual Fund Return
Institutional Class Shares	$1,000.00	$982.20	1.00%	$2.46*
Investor Class Shares	1,000.00	981.90	1.48	3.65*

Hypothetical 5% Return
Institutional Class Shares	$1,000.00	$1,019.89	1.00%	$5.02**
Investor Class Shares	1,000.00	1,017.50	1.48	7.42**

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 91/366 (to reflect the commencement of operations period shown.)

**	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period.)

THE ADVISORS’ INNER CIRCLE FUND	HAMLIN HIGH DIVIDEND
EQUITY FUND
JUNE 30, 2012

BOARD CONSIDERATIONS IN APPROVING THE ADVISORY AGREEMENT (Unaudited)

Pursuant to Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), at its February 14-15, 2012 meeting, the Board of Trustees (the “Board”) of The Advisors’ Inner Circle Fund (the “Trust”) considered the approval of the advisory agreement between Hamlin Capital Management, LLC (the “Adviser”) and the Trust (the “Advisory Agreement”) for an initial two-year term. In preparation for the meeting, the Board requested and reviewed a wide variety of information from the Adviser.

Prior to the meeting, the Board, including the Trustees who are not parties to the Advisory Agreement or “interested persons” of any party thereto, as defined in the 1940 Act (the “Independent Trustees”) advised by their independent legal counsel, reviewed written materials from the Adviser regarding, among other things: (i) the nature, extent and quality of the services to be provided by the Adviser; (ii) the investment performance of the Adviser and (iii) the costs of the services to be provided by the Adviser, as discussed in further detail below.

At the meeting, representatives from the Adviser presented additional oral and written information to help the Board evaluate the Adviser’s fees and other aspects of the Advisory Agreement. Among other things, the representatives provided an overview of the Adviser, including its history, ownership structure, assets under management, investment management team and experience, investment philosophy, business plan, and approach to risk management. The representatives then provided an overview of the Fund, including the Fund’s proposed objective and strategy and rationale for introducing the Fund. In addition, the representatives described the Fund’s multiple share classes, proposed advisory fees and expense limitation arrangement. The representatives also discussed in detail the investment strategy and process for the Fund, describing the Adviser’s approach to and criteria for security selection.

The Trustees then discussed the written materials that the Board received before the meeting, the Adviser’s oral presentation and any other information that the Board received at the meeting, and deliberated on the approval of the Advisory Agreement in light of this information. In its deliberations, the Board did not identify any single piece of information discussed below that was all-important, controlling or determinative of its decision.

Nature, Extent, and Quality of Services Provided by the Adviser

In considering the nature, extent and quality of the services to be provided by the Adviser, the Board reviewed the portfolio management services to be provided by

THE ADVISORS’ INNER CIRCLE FUND	HAMLIN HIGH DIVIDEND
EQUITY FUND
JUNE 30, 2012

the Adviser to the Fund. Among other things, the Board considered the quality of the Adviser’s portfolio management personnel. The Adviser’s registration form (“Form ADV”) was provided to the Board, as was the response of the Adviser to a detailed series of questions which included, among other things, information about the background and experience of the portfolio managers primarily responsible for the day-to-day management of the Fund.

The Trustees also considered other services to be provided to the Fund by the Adviser, such as selecting broker-dealers for executing portfolio transactions, monitoring adherence to the Fund’s investment restrictions, and monitoring compliance with various Fund policies and procedures and with applicable securities regulations. Based on the factors above, as well as those discussed below, the Board concluded that it was satisfied with the nature, extent and quality of the services to be provided to the Fund by the Adviser.

Investment Performance of the Fund

The Board then reviewed the performance of a composite managed by the Adviser that has similar strategies as the Fund. The Board, using written materials provided prior to and at the meeting, considered the performance of the composite as compared to its benchmark index for various trailing periods. The Adviser’s representative noted that the composite had generally outperformed its benchmark index over various trailing periods.

Costs of Advisory Services, Profitability and Economies of Scale

In concluding that the advisory fees payable by the Fund to the Adviser were reasonable, the Trustees reviewed a report of the proposed fees to be paid by the Fund to the Adviser as well as the expected costs of services to be provided by and the expected profits to be realized by the Adviser from its relationship with the Fund, and concluded that such profits were not excessive. The Trustees also reviewed reports comparing the expense ratio and advisory fees to be paid by the Fund to those paid by other comparable mutual funds and noted that the Fund’s expected total fees and expenses, after waivers, were within the range of the average fees and expenses incurred by other peer funds. The Board concluded that the advisory fees were the result of arm’s length negotiations and appeared reasonable in light of the services to be rendered. The Board also considered the Adviser’s commitment to managing the Fund and its willingness to enter into an expense limitation and fee waiver arrangement. The Board noted that although the Advisory Agreement does not currently provide for breakpoints, the Board could re-assess the need for breakpoints in the future as the Fund grows.

THE ADVISORS’ INNER CIRCLE FUND	HAMLIN HIGH DIVIDEND
EQUITY FUND
JUNE 30, 2012

Based on the Board’s deliberations and its evaluation of the information described above, the Board, including the Independent Trustees, unanimously: (a) concluded that the terms of the Advisory Agreement are fair and reasonable; (b) concluded that the Adviser’s fees are reasonable in light of the services that the Adviser will provide to the Fund; and (c) agreed to approve the Advisory Agreement for an initial term of two years.

NOTES

Hamlin High Dividend Equity Fund

PO Box 219009

Kansas City, MO 64121-9009

1-855-HHD-FUND

Adviser:

Hamlin Capital Management, LLC

640 Fifth Avenue, 6th Floor

New York, NY 10019

Distributor:

SEI Investments Distribution Co.

Oaks, PA 19456

Administrator:

SEI Investments Global Funds Services

Oaks, PA 19456

Legal Counsel:

Morgan, Lewis & Bockius LLP

1111 Pennsylvania Ave., N.W.

Washington, DC 20004

This information must be preceded or accompanied by a current prospectus for the Fund.

HCM-SA-001-0100

Item 2. Code of Ethics.

Not applicable for semi-annual report.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual report.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual report.

Item 5. Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable. Effective for closed-end management investment companies for fiscal years ending on or after December 31, 2005

Item 9. Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11. Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Items 12. Exhibits.

(a)(1) Not applicable for semi-annual report.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended
(17 CFR 270.30a-2(b)) also accompany this filing as an Exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie, President

Date: September 6, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie, President

Date: September 6, 2012

By (Signature and Title)	/s/ Michael Lawson
Michael Lawson,
Treasurer, Controller & CFO

Date: September 6, 2012